UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 25, 2024

WORKDAY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6110 Stoneridge Mall Road
Pleasanton, California 94588
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of Certain Officers

On November 25, 2024, the Board of Directors (the “Board”) of Workday, Inc. (“Workday”) appointed Robert Enslin as President, Chief Commercial Officer of Workday, effective December 2, 2024 (the “Effective Date”). Mr. Enslin will be responsible for driving Workday’s revenue growth and leading Workday’s global sales, partnerships, and customer experience efforts.

In connection with the appointment of Mr. Enslin, Doug Robinson will retire from his role as Co-President, effective as of the Effective Date. As previously disclosed in Workday’s Form 8-K filed on October 1, 2024, Mr. Robinson will continue to serve Workday as an Executive Advisor through April 30, 2025, assisting in the transition of his duties and helping to support go-to-market and other strategic opportunities. Additionally, on November 25, 2024, the Board appointed Sayan Chakraborty as President, Product and Technology, effective as of the Effective Date. Mr. Chakraborty previously served as Co-President. The change in title does not affect Mr. Chakraborty’s responsibilities or compensation.

Mr. Enslin, 61, served as the Chief Executive Officer of UiPath, Inc. (“UiPath”) from February 1, 2024 to June 1, 2024, as Co-CEO of UiPath from May 2022 through January 31, 2024, and as a director of UiPath from February 1, 2024 to June 20, 2024. Prior to joining UiPath, Mr. Enslin served as President, Cloud Sales at Google from April 2019 to May 2022. Prior to that, he spent 27 years at SAP, most recently as President of its Cloud Business Group and as an executive board member.

In connection with his appointment as President, Chief Commercial Officer, pursuant to the terms of an offer letter dated November 25, 2024, between Mr. Enslin and Workday (the “Offer Letter”), Mr. Enslin will receive an annual base salary of $750,000, a one-time signing bonus of $1,000,000 payable in two installments, and will be eligible to participate in the Workday cash incentive plan with a 100% target bonus. Pursuant to the Offer Letter, in accordance with Workday’s standard grant practices, Mr. Enslin will be granted an equity award consisting of restricted stock units with a grant date value of approximately $38,000,000 (the “RSU Award”). The RSU Award will be subject to a vesting term of four years with one-fourth of the total shares subject to the RSU Award vesting on the first anniversary of the vesting start date and the balance of the award vesting in equal quarterly installments over the following three years. Vesting is subject to Mr. Enslin’s continuous service with Workday. He will not be eligible for additional equity awards until April 2026. Mr. Enslin will participate in Workday’s Executive Severance and Change in Control Policy, as amended.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is filed hereto as Exhibit 10.1.

There are no arrangements or understandings between Mr. Enslin and any other persons pursuant to which he was selected as an officer, he has no family relationships with any of Workday’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Enslin is expected to enter into Workday’s standard form of indemnity agreement filed as Exhibit 10.1 to Workday’s Registration Statement on Form S-1 (File No. 333-183640) filed with the SEC on August 30, 2012.

(e) Compensatory Arrangements of Certain Officers

On November 25, 2024, the Board amended and restated the Workday, Inc. Executive Severance and Change in Control Policy (the “Policy”). The purpose of the amendment to the Policy (the “Amendment”) is to provide that equity awards granted to a participant coincident with, or as an inducement to, such participant’s hiring and/or commencement of employment or other service with Workday (“New Hire Awards”) shall be eligible for acceleration pursuant to the Policy in the event of a termination of employment by Workday without Cause outside of a Change in Control Period (as such terms are defined in the Policy). Equity awards granted within the twelve (12) months immediately prior to the date of a participant’s termination without Cause outside of a Change in Control Period that are not New Hire Awards shall continue to be excluded from acceleration pursuant to the Policy under such circumstances. Other than the Amendment, the compensation and benefits provided under the Policy are unchanged, and a description of the Policy previously has been included in the Form 8-K filed by the Company on December 1, 2023.

The above description of the Policy, as amended by the Amendment, does not purport to be complete and is qualified in its entirety by reference to the full text of the Policy, as amended by the Amendment, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 7.01 – Regulation FD Disclosure

A copy of the press release announcing Mr. Enslin’s appointment is attached hereto as Exhibit 99.1. The information in the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Offer Letter between Robert Enslin and Workday, Inc. dated November 25, 2024
10.2	Workday, Inc. Executive Severance and Change in Control Policy, as amended
99.1	Press release dated November 26, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 26, 2024

Workday, Inc.
/s/ Richard H. Sauer
Richard H. Sauer
Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary